Venerable Insurance and Annuity Company
and the following variable annuities supported by its Variable Annuity Account U:

SPECTRADIRECT
SPECTRASELECT

Prospectus Supplement Dated October 15, 2019

This supplement updates the Prospectus for your variable annuity contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus for future reference.   ______________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION ABOUT AN
UPCOMING FUND SUBSTITUTION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the: VY® Invesco Comstock Portfolio

On August 9, 2019, the U.S. Securities and Exchange Commission issued an order to permit Venerable Insurance and Annuity Company (the “Company”) and its Variable Annuity Account U (the “Separate Account”) to replace, effective on or about the close of business on December 13, 2019 (the “Substitution Date”), the following “Existing Fund” with the corresponding “Replacement Fund”:

Existing Funds	Replacement Funds
VY® Invesco Comstock Portfolio – Class I	Voya Russell Large Cap Value Index Portfolio – Class I

In connection with this fund substitution, effective on the Substitution Date, Class I shares of the Voya Russell Large Cap Value Index Portfolio will be added to your Contract as an available investment option.  Additionally, on the Substitution Date the Voya Russell Large Cap Value Index Portfolio – Class S will be closed to new investment.  After the Substitution Date any amounts directed to the closed Class S of the Voya Russell Large Cap Value Index Portfolio will be allocated proportionally among the other available subaccounts in which you are then invested.  Information about the Voya Russell Large Cap Value Index Portfolio’s investment adviser, subadviser, and investment objective can be found in your variable annuity prospectus.  After the Substitution Date you should consider transferring any amounts allocated to the subaccount that is invested in closed Class S of the Voya Russell Large Cap Value Index Portfolio into Class I of this same fund, which has lower overall expenses.

The following lists important information regarding the upcoming fund substitution that you should consider:
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Voluntary Transfers Before the Substitution Date. Prior to the Substitution Date, and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in the Existing Fund to any other available subaccount or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers). Withdrawals may be taken during the same period, but only in accordance with and subject to the terms and conditions of your Contract.

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On the Substitution Date.  On the Substitution Date, your investment in the subaccount that invests in the Existing Fund will automatically become an investment in the subaccount that invests in the Replacement Fund with an equal total net asset value.

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Fees, Charges and Taxes.  You will not incur any fees or charges or any tax liability because of the substitution, and your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.

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Fund Fees and Expenses.  The overall fees and expenses of the Replacement Fund are less than those of the Existing Fund. The Replacement Fund’s fees and expenses, investment objective and information about the Replacement Fund's investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus.

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Replacement Fund’s Prospectus.  Prior to the Substitution Date you will be sent a summary prospectus for the Replacement Fund. Read this summary prospectus carefully before deciding what to do with amounts allocated to the subaccount that invests in the Existing Fund and the Replacement Fund. If you have not received one, or if you need another copy, please contact Customer Service at 1-800-366-0066

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After the Substitution Date.  After the Substitution Date, the subaccount investing in the Existing Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract prospectus or supplements to the Contract prospectus. Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccount that invested in the Existing Fund will be automatically allocated to the subaccount that invests in the Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at 1-800-366-0666.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.